UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2025
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Departure of Former Chief Executive Officer
On November 9, 2025, John E. Geller, Jr., the President and CEO, and a member of the Board of Directors (the “Board”), of Marriott Vacations Worldwide Corporation (the “Company”), resigned at the Board’s request from his role as President and CEO, effective November 10, 2025.
Mr. Geller also resigned as a member of the Board, effective as of November 10, 2025. Mr. Geller’s resignation is not the result of a disagreement between Mr. Geller and the Company on any matter relating to the Company’s operations, policies or practices. In connection with Mr. Geller’s departure, the Board decreased the authorized number of directors from twelve to eleven, effective as of November 10, 2025.
In connection with Mr. Geller’s separation from service with the Company, Mr. Geller and the Company entered into a separation agreement dated as of November 9, 2025 (the “Separation Agreement”). The Separation Agreement provides for, among other things: severance payments to Mr. Geller of (a) $5 million, representing two times his 2025 base salary plus target bonus and (b) $1,286,301, representing his 2025 bonus award at target prorated through November 10, 2025; the treatment of the outstanding restricted stock units, performance shares and stock appreciation rights previously issued to Mr. Geller in a manner consistent with their existing terms; a general release of claims by Mr. Geller in favor of the Company; and Mr. Geller’s agreement to comply with certain restrictive covenants. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Appointment of Interim Chief Executive Officer
On November 8, 2025, the Board appointed Matthew E. Avril to serve as the Company’s Interim President and CEO to succeed Mr. Geller immediately upon the effectiveness of Mr. Geller’s resignation on November 10, 2025. Mr. Avril currently serves as a member of the Board and will continue in that role as well.
Mr. Avril, age 64, has served as a member of the Board since February 2025. Mr. Avril has over 30 years of executive experience, principally in the hospitality and vacation ownership industry. Mr. Avril has been a self-employed consultant since March 2017. He previously served as Chief Executive Officer of Diamond Resorts International, Inc., a hospitality and vacation ownership company, from November 2016 to March 2017. Prior to that, he was Chief Executive Officer-elect for Vistana Signature Experiences, Inc. (“Vistana”), a vacation ownership business, from February 2015 to May 2016, after his retirement as President, Hotel Group, for Starwood Hotels & Resorts Worldwide, Inc., a publicly traded hotel and leisure company (“Starwood”) – a position he held from September 2008 to December 2012. In this role, he was responsible for hotel operations worldwide for Starwood’s nine hotel brands, consisting of 960 properties in more than approximately 97 countries. Before that, from 2002 to 2008, he served in a number of executive leadership positions with Starwood, and from 1989 to 1998, held various senior leadership positions with Vistana including President and Managing Director of Operations. Mr. Avril previously served as a director and Chairman of the Board of Directors of Franchise Group, Inc. and Babcock & Wilcox Enterprises, Inc. As a result of Mr. Avril’s appointment as Interim President and CEO, Mr. Avril has stepped down from the Audit Committee of the Board.
There are no arrangements or understandings between Mr. Avril and any other persons pursuant to which he was appointed as Interim President and CEO. In addition, there are no family relationships between Mr. Avril and any other director or executive officer of the Company, and Mr. Avril is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
While serving as Interim President and CEO, Mr. Avril will not receive any compensation as a non-employee director. As compensation for his service as Interim President and CEO, Mr. Avril will receive an annual base salary of $1 million. He will also receive grants of stock appreciation rights and restricted stock units with respect to 100,000 and 50,000 shares of Company common stock, respectively, that will each vest in full after the earlier of twelve months after the date of grant or the termination of his employment. The grants will be made under the Marriott Vacations Worldwide Corporation 2020 Equity Incentive Plan.
Item 7.01 Regulation FD Disclosure
On November 10, 2025, the Company issued a press release announcing the management changes described in this Current Report on Form 8-K (this “Current Report”).

The information under this Item 7.01, including Exhibit 99.1, to this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information under this Item 7.01, including Exhibit 99.1, to this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1934, as amended.
A copy of the news release announcing these actions is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	John E. Geller, Jr. Separation Agreement and General Release of Claims
99.1	Press Release issued November 10, 2025
101	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	November 10, 2025	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer
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